SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

TEDA TRAVEL INCORPORATED

(Name of Registrant as Specified In Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

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Form, Schedule or Registration Statement No.:

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Date Filed:

INFORMATION STATEMENT

OF

TEDA TRAVEL INCORPORATED

SUITE 2102 CHINACHEM CENTURY TOWER

178 GLOUCESTER ROAD, WANCHAI, HONG KONG

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about February 15, 2004 to the holders of record as of the close of business on February 5, 2004 of the common stock of Teda Travel Incorporated (“Teda”).

Teda’s Board of Directors has approved, and three stockholders owning 3,927,000 shares of the 5,950,000 shares of Teda’s common stock (the “Common Stock”) outstanding as of February 5, 2004, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding Common Stock and are sufficient under Sections 607.0821 and 607.0704 of the Florida Revised Statutes and Teda’s By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Teda for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C, and Chapter 607 of the Florida Revised Statutes.

ACTION BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

GENERAL

Teda will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Teda will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Teda’s common stock.

Teda will only deliver one Information Statement to multiple security holders sharing an address unless Teda has received contrary instructions from one or more of the security holders. Upon written or oral request, Teda will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Teda Travel Incorporated

Suite 2102 Chinachem Century Tower

178 Gloucester Road, Wanchai, Hong Kong

011-852-2833-2186

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Teda’s Bylaws and the Florida Revised Statues, a vote by the holders of at least a majority of Teda’s outstanding capital stock is required to effect the action described herein. Teda’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Teda had 5,950,000 voting shares of Common Stock issued and outstanding of which 2,975,001 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of three current stockholders of Teda, are collectively the record and beneficial owners of 3,927,000 shares of Teda’s Common Stock outstanding as of February 5, 2004, which represents 66% of the issued and outstanding shares of Teda’s Common Stock. Pursuant to 607.0704 of the Florida Revised Statutes, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated February 5, 2004, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders’ names, affiliations with Teda, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Takeda Developments Limited		1,020,000	17.1%
Magnolia Group Holdings Limited		1,710,000	28.7%
Teda Hotels Management PTE Limited		1,197,000	20.1%

Total		3,927,000	66.0%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None

PROPOSALS BY SECURITY HOLDERS

None

DISSENTERS’ RIGHT OF APPRAISAL

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 5, 2004, certain information regarding the ownership of Teda’s capital stock by each director and executive officer of Teda, each person who is known to Teda to be a beneficial owner of more than 5% of any class of Teda’s voting stock, and by all officers and directors of Teda as a group. Unless otherwise indicated below, to Teda’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of all classes of Teda common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 5, 2004 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 12,950,000 shares of the Common Stock issued and outstanding on a fully diluted basis, as of February 5, 2004.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Chang Zhi Ying (3)	0	0.0%
Common Stock	Godfrey Hui Chin Tong (4)	2,223,000	17.2%
Common Stock	Hon Ming Wong	0	0.00%
Common Stock	All officers and directors as a group (three (3) persons)	2,223,000	17.2%
Common Stock	Magnolia Group Holdings Limited (5) (6)	8,710,000	67.3%
Common Stock	Teda Hotels Management Pte Limited	1,020,000	7.9%
Common Stock	Takeda Developments Limited (7)	1,020,000	7.9%

——————

(1)

Unless otherwise noted, the address for each of the named beneficial owners and directors and officers is Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

(2)

The number of full diluted shares of the Common Stock of Teda is based upon 12,950,000 shares comprised of 5,950,000 issued and outstanding plus a convertible note held by Magnolia Group Holdings Limited which may convert into 7,000,000 shares of Teda’s common stock on February 23, 2004, subject to the satisfaction of certain conditions.

(3)

Chang Zhi Ying, the Chairwoman of the Board of Teda, also serves as the Group General Manager of Tianjin Teda International Hotel Development Limited, a company owned by the Tianjin provincial government and formed under the laws of the People’s Republic of China and a joint venture partner of Teda (the “Joint Venture Partner”). The Company’s Joint Venture Partner owns 100% of a holding company, Teda Hotels Management Pte Limited, a Singapore company (the “THMPL”), which in turn is the record owner of 1,197,000 shares of Teda’s common stock. THMPL disclaims any beneficial interest in the 1,197,000 shares owned of record by it and holds the shares beneficially for the Joint Venture Partner.

(4)

Godfrey Hui Chin Tong is a Director and the Chief Executive Officer of Teda. He owns 100% of the issued and outstanding common stock of his personal holding company, New Nature Development Limited (“New Nature”), which in turn is the record owner of 513,000 shares of Teda’s Common Stock.

(5)

Mr. Hui Chin Tong also owns 1% of the issued and outstanding shares of, and is a director of, Magnolia Group Holdings Limited (“Magnolia”). Magnolia owns 1,710,000 shares of Teda’s Common Stock. In addition, Magnolia is the holder of a $3,350,000 (U.S.), 2% Convertible Promissory Note (the “Note”) issued by Teda. The Note automatically converts into 7,000,000 shares of Teda’s common stock on February 23, 2004, subject to the satisfaction of certain conditions.

(6)

The address of Magnolia Group Holdings Limited is Unit 1602, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong.

(7)

The address of Takeda Developments Limited is 12th Floor Ruttonjee House, 11 Duddell Street, Hong Kong.

CHANGE IN CONTROL

None.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of Teda’s Board of Directors (the “Board”) and the written consent of the consenting stockholders as set forth in Exhibit A:

ACTION 1

AMENDMENT OF ARTICLES OF INCORPORATION

The Board and the consenting stockholders unanimously adopted and approved the amendment and restatement of Teda’s Articles of Incorporation (the “Amendment & Restatement”) to, among other things:

(i)

Increase the authorized number of shares of the Company’s Common Stock to 50,000,000 shares from 10,000,000 shares;

(ii)

Authorize 5,000,000 shares of preferred stock, par value $.001 per share (“Preferred Stock”), and to further authorize the Board to issue the Preferred Stock in one or more series as it may determine by resolution from time to time, including the number of shares in such series and the preferences, limitations and relative rights thereof;

(iii)

Expressly provide that the Company shall not be governed by §607.0902 of the Florida Business Company Act, as such may be amended from time to time, relating to control share acquisitions; and

(iv)

To make such other changes accurately reflecting the current information of Teda.

The text of the Amendment & Restatement is attached as an exhibit to Exhibit A.

It is the opinion of the Board that the Amendment & Restatement is desirable to allow for more efficient action by Teda.

Under federal securities laws, Teda cannot file the Amendment & Restatement until at least 20 days after the mailing of this Information Statement. The Amendment & Restatement will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the state of Florida.

Increase Authorized Shares

The Board and the consenting stockholders have adopted an amendment to increase the number of its authorized shares of Common Stock from 10,000,000 to 50,000,000 shares. The amendment was adopted primarily in connection with a $3,350,000.00 (U.S.), 2% Convertible Promissory Note (“Note”) issued by Teda to Magnolia Group Holdings Limited, a company registered in the British Virgin Islands (“Magnolia”) and the owner of 1,710,000 shares of Teda’s Common Stock. The Note automatically converts into 7,000,000 shares of Teda’s Common Stock on February 23, 2004 unless paid in full prior to said date. The Note’s conversion price per share is $0.47857 (U.S.). Automatic conversion of the Note is subject to an increase in the number of authorized shares of the Company’s Common Stock and the satisfaction of certain other related conditions.

As of the record date, the authorized number of shares of Teda’s Common Stock is 10,000,000, of which 5,950,000 shares are outstanding. Since Teda only has available for issuance 4,050,000 shares of its Common Stock, it needs to authorize additional shares of its Common Stock in order to issue the 7,000,000 shares upon conversion of the Note.

Teda utilized the proceeds of the Note to fund its joint venture commitment with Tianjin Teda International Hotel Development Company Limited, a company owned by the Tianjin provincial government and formed under the laws of the People’s Republic of China (the “Joint Venture Partner”). Pursuant to an agreement with the Joint Venture Partner, Teda, in January 2002, acquired a 35% interest in a real estate joint venture by the name of Tianjin Yide Real Estate Company Limited, a People’s Republic of China Company (the “Real Estate Joint Venture”). Through the Real Estate Joint Venture, Teda owns a multi-use complex located in the prestigious Nankai District of Tianjin in the People’s Republic of China, which complex includes a hotel and clubhouse that is managed by Teda.

In additional, the Board believes that additional authorized shares of Common Stock could be issued for acquisitions, raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights. With the exception of the planned issuance of the Common Stock in connection with the Note conversion as discussed above, Teda has no present plans to issue any shares of its Common Stock that will be authorized by the amendment.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Teda in effect on the date of this Information Statement, Teda stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Teda or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Florida law with respect to a merger or other business combination involving Teda.

Authorize Preferred Shares

The Board and the consenting stockholders have adopted an amendment to authorize 5,000,000 shares of Preferred Stock, and to further authorize the Board to issue the Preferred Stock in one or more series as it may determine by resolution from time to time, including the number of shares in such series and the preferences, limitations and relative rights thereof.

The grant to the Board of the authority to issue the Preferred Stock in series and to determine the preferences, limitations and relative rights of each series permits Teda to take advantage of the significant flexibility offered by the variety of characteristics that can be given to preferred stock. The Board can thereby tailor the terms of each series of preferred stock in light of the purpose of its issuance and the economic conditions at that time. The Board believes that this authority granted to the Board will provide Teda with needed flexibility to satisfy its future financing requirements. Teda does not propose to issue any shares of Preferred Stock for any such financing purposes at the present time. Nevertheless, the Board believes that obtaining this authority is desirable so that, as the need may arise, Teda will have more financial flexibility and be able to issue shares of the Preferred Stock, without the expense and delay of obtaining shareholder approval, in connection with any such financing or other proper corporate purposes.

The Board has the power to determine the voting rights of any Preferred Stock that is issued; and such voting rights may include more than one vote per share. Issuance of Preferred Stock to persons friendly to Teda’s present management may discourage or make more difficult a takeover attempt on the Company and thus tend to perpetuate the Company’s incumbent management. ISSUANCE OF THE PREFERRED STOCK MAY MAKE THE ACCOMPLISHMENT OF A GIVEN TRANSACTION MORE DIFFICULT AND LIMIT PARTICIPATION BY THE SHAREHOLDERS OF TEDA IN CERTAIN TRANSACTIONS, EVEN IF IT IS FAVORABLE TO THE INTERESTS OF THE STOCKHOLDERS OF TEDA, AND MAY THEREFORE BE DETRIMENTAL TO THE INTERESTS OF THE STOCKHOLDERS OF THE COMPANY. On the other hand, while the issuance of the Preferred Stock might have the effect of protecting incumbent management, it might also provide management with greater leverage in negotiating a takeover. Issuance of the Preferred Stock should not deter any prospective offeror willing to negotiate in good faith with the Board, nor should it interfere with any merger or other business combination approved by the Board.

The authorization of the Preferred Stock and the further authorization to the Board to issue the Preferred Stock in one or more series and to fix the preferences, limitations and relative rights of each series was not adopted by the Board or the consenting stockholders in response to any specific effort to obtain control of Teda of which Teda is aware of. Nevertheless, Teda adopted the authorizations relating to the Preferred Stock now so that its protections will be available in the event that a takeover attempt occurs in the future. At the present time, neither Teda’s Amended nor Restated Articles of Incorporation, as such have been adopted by Teda as set forth in this Information Statement, nor Teda’s Bylaws contain any other provisions having an anti-takeover effect. In addition, at the present time, the Board is not contemplating the adoption of any other anti-takeover measures, nor does it have any plans for the issuance of any shares of the Preferred Stock.

Opt Out of Control Share Law

Section 607.0902 of the Florida Business Company Act, relating to control share acquisitions (the “Statute”), is intended to deter hostile takeovers of publicly-held Florida companies. Generally speaking, it does this by regulating the acquisition of “control shares,” or voting power, that can be used to elect the directors of, and thereby gain control of, a company. Under the Statute, “control shares” acquired in a “control-share acquisition” have voting rights only if, and to the extent, granted in a resolution of the shareholders of the company in accordance with the Statute.

Although the Board generally is not opposed to anti-takeover devices, and in fact approved the adoption of the Preferred Stock in part to provide the company with a potential anti-takeover device as discussed above, the Board is of the opinion that, in spite of the anti-takeover protection afforded by the Statute, the potential adverse consequences of the Statute outweigh its benefits.

The Board desires to provide Teda with increased financial flexibility by shielding Teda from the technical requirements of the Statute, compliance with which might prove time consuming and costly, and jeopardize opportunities for Teda to obtain needed capital on an expedited basis. Accordingly, as permitted by the Florida Business Company Act, Teda has adopted an amendment that expressly provides that Teda shall not be governed by the provisions of the Statute.

Other Amendments

Teda currently operates through its two wholly-owned operating subsidiaries, Teda Hotels Management Company Limited, a British Virgin Islands Company (“Teda BVI”), and Teda Hotels Management Limited, a Hong Kong Company (“Teda Hong Kong”).

Teda’s original Articles of Incorporation (the “Original Articles”) were filed with the Florida Department of State on December 6, 1999, under the name Gaige Financial Group, Inc. (“Gaige”). Gaige began as a “shell” company conducting virtually no business operations other than its efforts to seek merger partners or acquisition candidates. Teda Hong Kong was formerly a wholly-owned subsidiary of Teda BVI. On July 12, 2002, pursuant to a Stock Purchase Agreement and Share Exchange dated April 27, 2002 by and between Gaige and Teda BVI, Gaige acquired all of the outstanding shares of capital stock of Teda BVI from the Teda BVI shareholders, and the Teda BVI shareholders and its promoters received an aggregate of 5,000,000 shares of restricted common stock of Gaige. On July 19, 2002, Teda amended the Original Articles (the “Amended Articles”) to change the name to “Teda Travel Incorporated.”

Although the Amended Articles state that shareholder approval of the name change was not required, shareholder approval of the name change was in fact required pursuant to the requirements of the Florida Business Company Act. Accordingly, the consenting stockholders have ratified Teda’s use of the name “Teda Travel Incorporated” from the date of the filing of the Amended Articles.

Further the Amended Articles provide for indemnification for Teda’s officers and directors.

Rather than adopt further amended Articles of Corporation, the Board and the consenting stockholders have adopted Amended and Restated Articles of Corporation. Doing so is preferable to Teda for at least two reasons. First and foremost, Teda’s Amended and Restated Articles of Incorporation will contain information that is accurate and relevant to “Teda Travel Incorporated” rather than to Gaige. Second, the Amended and Restated Articles of Incorporation will be simpler and more streamlined than articles of incorporation that have been amended numerous times, which will be particularly useful to Teda when it requests certified copies of its Articles of Incorporation from the Florida Department of State, which certified copies Teda will likely be required to produce in connection with any future corporate financings or acquisitions.

ACTION 2

AUTHORIZATION OF BOARD TO ISSUES SHARES OF COMMON STOCK

TO CONSULTANTS, DIRECTORS AND OTHER SERVICE PROVIDERS

Teda has engaged the services of certain consultants and other service providers (the “Service Providers”); and Teda has requested certain individuals to serve as members of its board of directors (“Board Members”) or as officers of the Company (“Officers”);

The Board wishes to: (i) partially compensate certain Service Providers, Board Members and Officers for their past services to the Company: (ii) induce such persons to continue to provide services to the Company in the future; and (iii) induce certain Service Providers to enter into Consultant Agreements with the Company by issuing shares of the Company (collectively, the “Consideration”). In this regard, and in exchange for such adequate Consideration, the Board has reserved and authorized the issuance of up to 4,000,000 shares, in the aggregate, of the Company’s common stock to Service Providers, Board Members and Officers as to be determined by the Chief Executive Officer of the Company (the “Issuance”), when it is deemed that the Issuance is in the best interests of the Company.

EXHIBIT A

JOINT WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

AND

MAJORITY STOCKHOLDERS

OF

TEDA TRAVEL INCORPORATED

a Florida Corporation

The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding capital stock of Teda Travel Incorporated, a Florida corporation (the “Corporation”), acting pursuant to the authority granted by Sections 607.0821 and 607.0704 of the Florida Revised Statutes and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of February 5, 2004:

AMENDMENT & RESTATEMENT OF

ARTICLES OF INCORPORATION

WHEREAS, it is proposed that the Corporation amend and restate its Articles of Incorporation, as set forth in the Articles of Restatement attached hereto as Exhibit A (the “Articles of Restatement”) to, among other things, (i) Increase the authorized number of shares of the Company’s Common Stock to 50,000,000 shares from 10,000,000 shares; (ii) Authorize 5,000,000 shares of preferred stock, par value $.001 per share (“Preferred Stock”), and to further authorize the Board to issue the Preferred Stock in one or more series as it may determine by resolution from time to time, including the number of shares in such series and the preferences, limitations and relative rights thereof; (iii) Expressly provide that the Company shall not be governed by §607.0902 of the Florida Business Company Act, as such may be amended from time to time, relating to control share acquisitions; and (iv) Make such other changes accurately reflecting the current information of Teda;

WHEREAS, the Board and the consenting stockholders believe that amending and restating its Articles of Incorporation as set forth in the Articles of Restatement is advisable and in the best interest of the Corporation and its stockholders;

WHEREAS, the Board hereby directs that the stockholders of the Corporation consider the Articles of Restatement.

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended and restated as set forth in the Articles of Restatement attached hereto as Exhibit A.

RESOLVED FURTHER, that the Articles of Restatement be, and hereby is, approved and adopted in all material respects;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Florida the Articles of Restatement, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

ISSUANCE OF SHARES TO CONSULTANTS,

DIRECTORS AND OTHER SERVICE PROVIDERS

WHEREAS, the Corporation has engaged the services of certain consultants and other service providers (the “Service Providers”);

WHEREAS, the Corporation has requested certain individuals to serve as members of the Corporation’s board of directors (“Board Members”) or as officers of the Corporation (“Officers”);

WHEREAS, the Board wishes to: (i) partially compensate certain Service Providers, Board Members and Officers for their past services to the Corporation: (ii) induce such persons to continue to provide services to the Corporation in the future; and (iii) induce certain Service Providers to enter into Consultant Agreements with the Corporation by issuing shares of the Corporation (collectively, the “Consideration”);

WHEREAS, it is proposed that the Board, in exchange for such adequate Consideration, reserve and authorize the issuance of up to 4,000,000 shares, in the aggregate, of the Corporation’s common stock to Service Providers, Board Members and Officers as to be determined by the Chief Executive Officer of the Corporation (the “Issuance”);

WHEREAS, it is deemed that the Issuance is in the best interests of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Issuance is hereby approved and that the Shareholders consent to allow the authorization of the Chief Executive Officer of the Corporation to issue up to 4,000,000 shares, in the aggregate, of the Corporation’s common stock to Service Providers, Board Members and Officers as to be determined by the Chief Executive Officer of the Corporation (as to the amount of shares to be issued to each and to whom such shares shall be issued to).

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

DIRECTORS:

/s/ Chang Zhi Ying
Chang Zhi Ying

/s/ Godfrey Hui Chin Tong
Godfrey Hui Chin Tong

/s/ Wong Hon Ming
Wong Hon Ming

STOCKHOLDERS:

Magnolia Group Holdings Limited

By:	/s/ Godfrey Hui Chin Tong
Name: Godfrey Hui Chin Tong
Title: Director
Common Shares Held: 1,710,000

Teda Hotels Management Pte Limited

By:	/s/ Godfrey Hui Chin Tong
Name: Godfrey Hui Chin Tong
Title: Director
Common Shares Held: 1,197,000

Takeda Developments Limited

By:	/s/ Patrick Wu
Name: Patrick Wu
Title: Director
Common Shares Held: 1,020,000

EXHIBIT A TO THE

JOINT WRITTEN CONSENT OF THE

BOARD OF DIRECTORS AND

MAJORITY STOCKHOLDERS OF

TEDA TRAVEL INCORPORATED

ARTICLES OF RESTATEMENT OF THE

ARTICLES OF INCORPORATION

OF TEDA TRAVEL INCORPORATED

Teda Travel Incorporated, pursuant to Sections 601.1101, 601.1103 and 601.1107 of the Florida Revised Statutes, adopts this Amended and Restated Articles of Incorporation. The following Amended and Restated Articles of Incorporation requires shareholder approval and was adopted by unanimous consent of the Board of Directors pursuant to Section 607.0821 of the Florida Revised Statutes and by Consent of Majority Stockholders pursuant to Section 607.0704 of the Florida Revised Statutes. The number of shares approving this Amended and Restated Articles of Incorporation was sufficient for approval.

The following Amended and Restated Articles of Incorporation amends the original Articles of Incorporation in its entirety, as follows:

Article I
Name

The name of the corporation is Teda Travel Incorporated.

Article II
Mailing Address

The principal office and mailing address of this Corporation is Teda Travel Incorporated Suite 2102 Chinachem Century Tower 178 Gloucester Road, Wanchai, Hong Kong. The Board of Directors may, from time to time, change the street and post office address of the Corporation as well as the location of its principal office.

Article III
Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 607 of the Florida Revised Statues.

Article IV
Capital Stock

This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock (“Preferred Stock”) and common stock (“Common Stock”). The total number of shares of capital stock that the Corporation is authorized to issue is 55,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 10,000,000, par value $0.001 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 5,000,000, par value $0.001 per share. The Corporation’s capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Florida law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by Florida laws.

A-A-1

All stock of this Corporation, whether Common Stock or Preferred Stock, shall be issued only upon the receipt of the full consideration fixed for the issuance of such stock. Such stock, once issued, shall be fully paid and nonassessable.

No holder of shares of any class of this Corporation shall have (1) any preemptive right to subscribe for or acquire additional shares of this corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized, or (2) any right to acquire any shares which may be held in the treasury of this corporation. All such additional or treasury shares may be issued or reissued for such consideration, at such time, and to such persons as the Board of Directors may from time to time determine.

Article V
Term of Existence

This Corporation shall have perpetual existence commencing on November 30, 1999.

Article VI
Board of Directors

The number of directors may be either increased or decreased from time to time by the By-Laws but shall never be less than one.

Article VII
By-Laws

The Board of Directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation, except as such power may be restricted or limited by Florida law.

Article VIII
Indemnification

The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, each person (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability that may be asserted against such person. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Article IX
Not Governed by Control Share Law

The Corporation expressly elects not to be governed by §607.0902 of the Florida Business Corporation Act, as it may be amended from time to time, relating to control share acquisitions.

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Article X
Amendment

This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by statute, or by these Articles of Incorporation.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

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IN WITNESS WHEREOF, the Corporation has caused this Articles of Restatement to be executed on this __ day of February, 2004.

TEDA TRAVEL INCORPORATED

By:
Name:
Title: President

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